                                                                               .
                                                                               .
                                                                               .

                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- AUGUST 21, 2009

RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND -- (APRIL 1, 2009)                 S-6282-99 H
RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND -- (APRIL 1, 2009)               S-6282-99 H
RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND -- (APRIL 1, 2009)        S-6282-99 H
RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND -- (APRIL 1, 2009)      S-6282-99 H
RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND -- (APRIL 1, 2009)                   S-6282-99 H
RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND -- (APRIL 1, 2009)               S-6282-99 H


The "Principal Investment Strategies -- Asset Class, Equity" section has been revised as follows:

EQUITY: RiverSource Disciplined Equity Fund, RiverSource Disciplined International Equity Fund, RiverSource Disciplined Large Cap Growth Fund, RiverSource Disciplined Large Cap Value Fund, RiverSource Disciplined Small and Mid Cap Equity Fund, RiverSource Disciplined Small Cap Value Fund, RiverSource Diversified Equity Income Fund, RiverSource Dividend Opportunity Fund, RiverSource Equity Value Fund, RiverSource Mid Cap Growth Fund, RiverSource Mid Cap Value Fund, RiverSource Partners Aggressive Growth Fund, RiverSource Partners Fundamental Value Fund, RiverSource Partners International Select Growth Fund, RiverSource Partners International Select Value Fund, RiverSource Partners International Small Cap Fund, RiverSource Partners Select Value Fund, RiverSource Partners Small Cap Equity Fund, RiverSource Partners Small Cap Growth Fund, RiverSource Partners Small Cap Value Fund, RiverSource Precious Metals and Mining Fund, RiverSource Real Estate Fund, RiverSource Recovery and Infrastructure Fund, Threadneedle Emerging Markets Fund, Threadneedle European Equity Fund, Threadneedle Global Equity Fund, Threadneedle Global Equity Income Fund, Threadneedle International Opportunity Fund, Seligman Capital Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Global Technology Fund, Seligman Growth Fund, Seligman Large-Cap Value Fund, Seligman LaSalle Global Real Estate Fund, Seligman LaSalle Monthly Dividend Real Estate Fund and Seligman Smaller-Cap Value Fund.

Effective September 11, 2009, RiverSource Global Technology Fund, RiverSource Growth Fund, RiverSource Large Cap Equity Fund, RiverSource Large Cap Value Fund and RiverSource Small Cap Advantage Fund will no longer be offered as underlying funds.

The following information has been added to Appendix A:

APPENDIX A

UNDERLYING FUNDS -- INVESTMENT OBJECTIVES AND STRATEGIES

The following is a brief description of the investment objectives and strategies of the underlying funds. RiverSource Investments may add new underlying funds for investment or change underlying funds without the approval of shareholders. Additional information regarding the underlying funds is available in the applicable fund's prospectus and statement of additional information. This prospectus is not an offer for any of the underlying funds.

      UNDERLYING FUNDS                                  INVESTMENT OBJECTIVES AND STRATEGIES
      EQUITY FUNDS
      Seligman Capital Fund                             The Fund seeks to provide capital appreciation.
                                                        The Fund invests primarily in the common stock
                                                        of medium-sized US companies. The investment
                                                        manager chooses common stocks for the Fund
                                                        through fundamental analysis, considering both
                                                        qualitative and quantitative factors.
-------------------------------------------------------------------------------------------------------------
      Seligman Communications and Information Fund      The Fund seeks to provide capital gain. The
                                                        Fund invests at least 80% of its net assets in
                                                        the securities of companies operating in the
                                                        communications, information and related
                                                        industries. The Fund may invest in securities
                                                        of large companies that now are well
                                                        established in the world communications and
                                                        information market and can be expected to grow
                                                        with the market. The Fund may also invest in
                                                        small-to-medium size companies that the
                                                        investment manager believes provide
                                                        opportunities to benefit from the rapidly
                                                        changing technologies and the expansion of the
                                                        communications, information and related
                                                        industries.
-------------------------------------------------------------------------------------------------------------

      UNDERLYING FUNDS                                  INVESTMENT OBJECTIVES AND STRATEGIES
      Seligman Frontier Fund                            The Fund seeks to provide growth of capital;
                                                        income may be considered but is incidental to
                                                        the Fund's investment objective. The Fund
                                                        invests at least 65% of its net assets
                                                        (including any amounts borrowed for investment
                                                        purposes), determined at the time of
                                                        investment, in equity securities of small US
                                                        companies. Companies are selected for their
                                                        growth prospects. The Fund uses a bottom-up
                                                        stock selection approach. This means that the
                                                        investment manager concentrates on individual
                                                        company fundamentals, rather than on a
                                                        particular market sector. The investment
                                                        manager may select investments for either their
                                                        short-, medium or long-term prospects. In
                                                        selecting investments for the Fund, the
                                                        investment manager maintains a disciplined
                                                        investment process that focuses on downside
                                                        risks as well as upside potential and seeks to
                                                        identify companies that it believes display
                                                        attractive growth, profitability or valuation
                                                        characteristics.
-------------------------------------------------------------------------------------------------------------
      Seligman Global Technology Fund                   The Fund seeks to provide long-term capital
                                                        appreciation. The Fund generally invests at
                                                        least 80% of its assets in equity securities of
                                                        US and non-US companies with business
                                                        operations in technology and technology-related
                                                        industries. Technology-related companies are
                                                        those companies that use technology extensively
                                                        to improve their business processes and
                                                        applications. The Fund may invest in companies
                                                        domiciled in any country which the investment
                                                        manager believes to be appropriate to the
                                                        Fund's objective. The Fund generally invests in
                                                        several countries in different geographic
                                                        regions.
-------------------------------------------------------------------------------------------------------------
      Seligman Growth Fund                              The Fund seeks to provide long-term capital
                                                        appreciation. The Fund invests primarily in the
                                                        common stock of large US companies, selected
                                                        for their growth prospects. The investment
                                                        manager chooses common stocks for the Fund
                                                        through fundamental analysis, considering both
                                                        qualitative and quantitative factors.
-------------------------------------------------------------------------------------------------------------
      Seligman Large-Cap Value Fund                     The Fund seeks to provide long-term capital
                                                        appreciation. The Fund generally invests at
                                                        least 80% of its net assets in the common stock
                                                        of "value" companies with large market
                                                        capitalization ($4 billion or more) at the time
                                                        of purchase by the Fund.
-------------------------------------------------------------------------------------------------------------
      Seligman LaSalle Global Real Estate Fund          The Fund seeks to provide total return through
                                                        a combination of current income and long-term
                                                        capital appreciation. The Fund concentrates its
                                                        investments in the real estate industry. The
                                                        Fund intends to invest, under normal market
                                                        conditions, at least 80% of its net assets in
                                                        equity and equity-related securities issued by
                                                        "Global Real Estate Companies," which are
                                                        companies that meet one of the following
                                                        criteria:
                                                        - companies qualifying for U.S. federal income
                                                          tax purposes as real estate investment trusts
                                                          ("REITs");
                                                        - entities similar to REITs formed under the
                                                          laws of non-U.S. countries; or
                                                        - other companies located in any country that,
                                                          at the time of initial purchase by the Fund,
                                                          derive at least 50% of their revenues from
                                                          the ownership, construction, financing,
                                                          management or sale of commercial, industrial
                                                          or residential real estate, or have at least
                                                          50% of their assets in such real estate.
-------------------------------------------------------------------------------------------------------------
      Seligman LaSalle Monthly Dividend Real Estate     The Fund seeks to provide a high level of
      Fund                                              current income. Capital appreciation is a
                                                        secondary objective. The Fund concentrates its
                                                        investments in the real estate industry,
                                                        investing under normal circumstances at least
                                                        80% of its net assets in equity and equity-
                                                        related securities issued by "real estate
                                                        companies", such as real estate investment
                                                        trusts ("REITs"). Equity and equity-related
                                                        securities include common stocks, rights or
                                                        warrants to purchase common stocks, securities
                                                        convertible into common stocks, and preferred
                                                        stocks. The Fund anticipates that it will
                                                        invest primarily in securities issued by Equity
                                                        REITs  that are expected to pay dividends at a
                                                        rate which is similar to the average paid by
                                                        the REITs in the Fund's benchmark.
-------------------------------------------------------------------------------------------------------------
      Seligman Smaller-Cap Value Fund                   The Fund seeks to provide long-term capital
                                                        appreciation. The Fund generally invests at
                                                        least 80% of its net assets in the common stock
                                                        of "value" companies with smaller market
                                                        capitalization ($3 billion or less) at the time
                                                        of purchase by the Fund.
-------------------------------------------------------------------------------------------------------------



Appendix B has been revised as follows:

APPENDIX B

UNDERLYING FUNDS -- RISKS

The following is a brief description of principal risks associated with the underlying funds in which the Funds invest. Additional information regarding the principal risks for the underlying funds is available in the applicable underlying fund's prospectus and Statement of Additional Information. This prospectus is not an offer for any of the underlying funds.

ACTIVE MANAGEMENT RISK. The underlying funds are actively managed and their performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying funds' investment objectives. Due to its active management, the underlying funds could underperform other mutual funds with similar investment objectives.

COUNTERPARTY RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND AND RIVERSOURCE FLOATING RATE FUND). Counterparty risk is the risk that a counterparty to a financial instrument entered into by the underlying fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The underlying fund may obtain only limited recovery or may obtain no recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

CONCENTRATED PORTFOLIO RISK (SELIGMAN LARGE-CAP VALUE FUND AND SELIGMAN SMALLER-CAP VALUE FUND). The underlying fund holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the underlying fund's performance than if the fund held a larger number of securities. The underlying fund may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

CONCENTRATION RISK (RIVERSOURCE CASH MANAGEMENT FUND). Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if an underlying fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

CONCENTRATION RISK (SELIGMAN COMMUNICATIONS AND INFORMATION FUND). The fund concentrates its investments in companies in the communications, information and related industries. Therefore, the fund may be susceptible to factors affecting these industries and the fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

CONFIDENTIAL INFORMATION ACCESS RISK (RIVERSOURCE FLOATING RATE FUND). In managing the underlying fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the underlying fund, or held in the underlying fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchaser or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the underlying fund as compared to other floating rate loan investors, and may adversely affect the price the underlying fund pays for the loans it purchases, or the price at which the underlying fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers of amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the underlying fund's performance. To protect such Confidential Information, the investment manager has established information walls around the portfolio managers who use such information to assess these floating rate loans for the underlying fund to guard against the potential misuse of such Confidential Information.

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt security will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the underlying fund can act on the collateral securing the loan, which may adversely affect the underlying fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the underlying fund's performance. If the underlying fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the underlying fund to sell the loans at prices approximating the value previously placed on them.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the underlying fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the underlying fund. Derivative instruments in which the underlying fund invests will typically increase the fund's exposure to principal risks to which it is otherwise exposed, and may expose the fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

DIVERSIFICATION RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND, RIVERSOURCE EMERGING MARKETS BOND FUND, RIVERSOURCE GLOBAL BOND FUND, RIVERSOURCE INFLATION PROTECTED SECURITIES FUND, RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND AND SELIGMAN LASALLE GLOBAL REAL ESTATE FUND). If the underlying fund is non-diversified. A non-diversified fund may invest more of its assets in fewer issuers than if it were a diversified fund. Because each investment has a greater effect on the underlying fund's performance, the underlying fund may be more exposed to risk of loss and volatility then a fund that invests more broadly.

ETF RISK (RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND). An ETF's share price may not track its specified market index and may trade below its net asset value. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund's and the underlying fund's expenses and similar expenses incurred through ownership of the ETF.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk. Exposure to foreign currencies creates exposure to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the underlying fund's exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND, RIVERSOURCE EMERGING MARKETS BOND FUND AND THREADNEEDLE GLOBAL EQUITY
FUND). The underlying fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the underlying fund may be more volatile than a more geographically diversified fund.

HIGHLY LEVERAGED TRANSACTIONS RISK (RIVERSOURCE FLOATING RATE FUND). The corporate loans and corporate debt securities in which the underlying fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. The underlying fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the underlying fund's investment manager upon its credit analysis to be a suitable investment for the underlying fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

INFRASTRUCTURE-RELATED COMPANIES RISK (RIVERSOURCE RECOVERY AND INFRASTRUCTURE
FUND). Because the underlying fund concentrates its investments in infrastructure-related securities, the fund has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

IMPAIRMENT OF COLLATERAL RISK (RIVERSOURCE FLOATING RATE FUND). The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the underlying fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

INFLATION PROTECTED SECURITIES RISK (RIVERSOURCE INFLATION PROTECTED SECURITIES
FUND). Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the underlying fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of underlying fund's distributions that comes from inflation adjustments.

INTEREST RATE RISK. The securities in the underlying fund's portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed income securities in the underlying fund's portfolio: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the underlying fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The underlying funds may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the underlying fund may be impaired in the event that the underlying fund needs to liquidate such loans. Other debt securities in which the underlying fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the underlying fund's performance.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the underlying fund to underperform other mutual funds if that style falls out of favor with the market. The market value of floating rate loans and securities may fluctuate, sometimes rapidly and unpredictably.

MASTER LIMITED PARTNERSHIP RISK. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

MID-SIZED COMPANY RISK (RIVERSOURCE MID CAP VALUE FUND AND SELIGMAN CAPITAL
FUND). Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in some instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the underlying funds. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the underlying funds' investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND, RIVERSOURCE DISCIPLINED EQUITY FUND, RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND, RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND, RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND, RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND AND RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND). Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in the quantitative analytical framework, the weight placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the underlying fund to achieve its objective.

REINVESTMENT RISK (RIVERSOURCE CASH MANAGEMENT FUND). The risk that the Fund will not be able to reinvest income or principal at the same rate it currently is earning.

REAL ESTATE INDUSTRY RISK (RIVERSOURCE REAL ESTATE FUND, RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND, SELIGMAN LASALLE GLOBAL REAL ESTATE FUND AND SELIGMAN LASALLE MONTHLY DIVIDEND REAL ESTATE FUND). Because of the underlying fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the underlying fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the underlying fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

SECTOR RISK (RIVERSOURCE DIVIDEND OPPORTUNITIES FUND, RIVERSOURCE EMERGING MARKETS BOND FUND, RIVERSOURCE GLOBAL BOND FUND, THREADNEEDLE EMERGING MARKETS FUND AND THREADNEEDLE GLOBAL EQUITY INCOME FUND). Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SECTOR RISK (SELIGMAN GLOBAL TECHNOLOGY FUND). The underlying fund may be susceptible to factors affecting technology and technology-related industries, and its net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

SECTOR RISK (RIVERSOURCE MID CAP VALUE FUND). Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the underlying fund does not intend to focus on any particular sector, at times the underlying fund may have a significant portion of its assets invested in a particular sector.

SECTOR RISK (RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND). Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the underlying fund's principal investment strategies do not involve focusing on any particular sector, at times Columbia WAM's asset management strategy may cause the underlying fund to invest a large portion of its assets invested in a particular sector.

SECTOR RISK (RIVERSOURCE PRECIOUS METALS AND MINING FUND). The underlying fund may invest a significant part of its total assets in securities of companies primarily in exploration, mining, processing or distribution of gold and other precious metals and related minerals. This may result in greater market fluctuations than would happen with a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

SMALL COMPANY RISK (RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND, SELIGMAN FRONTIER FUND AND SELIGMAN SMALLER-CAP VALUE FUND). Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

SMALL AND MID-SIZED COMPANY RISK (RIVERSOURCE DIVIDEND OPPORTUNITIES FUND, RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND, SELIGMAN COMMUNICATION AND INFORMATION FUND, SELIGMAN LASALLE GLOBAL REAL ESTATE FUND AND SELIGMAN LASALLE MONTHLY DIVIDEND REAL ESTATE FUND). Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND). As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The underlying fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the underlying fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the U.S. Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the underlying fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the U.S. Treasury Department issues such regulations, the underlying fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

VALUE STOCKS RISKS (SELIGMAN LARGE-CAP VALUE FUND AND SELIGMAN SMALLER-CAP VALUE
FUND). Value stocks involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock's intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the underlying fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

S-6282-7 A (8/09)